Semi
Annual
Report


[GRAPHIC OMITTED]


                                  JUNE 30, 2002




MUTUAL FINANCIAL SERVICES FUND


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FRANKLIN[REGISTRATION MARK] TEMPLETON[REGISTRATION MARK]
INVESTMENTS

                                                    THANK YOU FOR INVESTING WITH
                                                FRANKLIN TEMPLETON. WE ENCOURAGE
                  OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER
                        THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO
                       MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT
                        AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE
                                                                    YEARS AHEAD.


[PHOTO OMITTED]
JEFF DIAMOND, CFA
PORTFOLIO MANAGER
MUTUAL FINANCIAL SERVICES FUND


DAVID J. WINTERS
PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER
FRANKLIN MUTUAL ADVISERS, LLC


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

SHAREHOLDER LETTER



--------------------------------------------------------------------------------
YOUR FUND'S GOAL: MUTUAL FINANCIAL SERVICES FUND SEEKS CAPITAL APPRECIATION, WITH INCOME AS A SECONDARY GOAL, BY INVESTING PRIMARILY IN COMMON AND PREFERRED STOCKS, BONDS AND CONVERTIBLE SECURITIES ISSUED BY COMPANIES IN THE FINANCIAL SERVICES INDUSTRY. THE FUND NORMALLY WILL HAVE AT LEAST 80% OF ITS ASSETS INVESTED IN THE SECURITIES OF ISSUERS SUCH AS BANKS, SAVINGS AND LOAN ORGANIZATIONS, CREDIT CARD COMPANIES, BROKERAGE FIRMS, FINANCE COMPANIES, SUB-PRIME LENDING INSTITUTIONS, INVESTMENT ADVISORS AND INSURANCE COMPANIES.
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to bring you Mutual Financial Services Fund's semiannual report for the period ended June 30, 2002. In a very difficult investment environment, Mutual Financial Services Fund - Class Z produced an 8.32% six-month cumulative total return, as shown in the Performance Summary beginning on page 7. The Fund's performance compared favorably with its benchmark, the Standard & Poor's 500 Financials Index, and the broad-based Standard & Poor's 500 Composite Index (S&P 500), which returned -4.25%





The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 13.



CONTENTS



Shareholder Letter .......................  1

Performance Summary ......................  7

Financial Highlights &
Statement of Investments .................  9

Financial Statements ..................... 16

Notes to
Financial Statements ..................... 20



[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

[GRAPHIC OMITTED]
PORTFOLIO BREAKDOWN
Based on Total Net Assets
6/30/02
Banks                                43.6%
Insurance                            17.2%
Diversified Financials               16.9%
Real Estate                           2.6%
Corporate Bonds                       2.4%
U.S. Government Agencies &
Other Net Assets                     17.3%


and -13.15% for the same period.(1) The Fund's performance also compared very well with that of its peer group, the Lipper Financial Services Funds Average, composed of 122 financial services mutual funds on June 30, 2002, and which posted only a 0.03% gain during the same six-month period.(2)

Although the U.S. economy grew strongly in the first quarter of 2002, the second quarter was more tepid, renewing investor fears of a "double-dip" recession. The reporting period was also marked by sharp declines in global financial markets. Persistent fear of new terrorist attacks, violence in the Middle East and Kashmir, the continued collapse of the telecommunications and technology sectors, concerns about corporate accounting integrity, and frequent disclosures of corporate malfeasance weighed heavily on investor psychology. Furthermore, the U.S. dollar fell sharply against other major currencies, reflecting a sea change in foreign exchange markets' sentiment. The dollar's rapid depreciation reflected foreign investors' concerns about the U.S. economic recovery's sustainability, the integrity of U.S. corporations and financial markets, and the return of U.S. government budget deficits.

Within the financial services sector, a few notable trends emerged during the period under review. Broadly speaking, small- and mid-capitalization bank and thrift stocks outperformed other bank types as a result of a steep yield curve which helped boost net interest margins, solid deposit growth, continued strong demand for mortgages, and investor preference for





1. Source: Standard & Poor's Micropal. The S&P 500 Financials Index is market value-weighted and includes all the financial stocks in the S&P 500 Index. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
2. Source: Lipper Inc. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

smaller, simpler business models. In contrast, large-capitalization money center banks and brokers with exposure to capital markets, emerging markets and large corporate credits generally performed poorly. Insurance companies did well early in 2002 mainly due to strong premium increases in the property/casualty markets and the life insurance business's perceived defensive nature. During the second quarter, however, insurance stocks weakened considerably primarily due to concerns about asbestos liabilities, weakening bond portfolio credit quality in the wake of rising default rates, and potential weakness in equity market-related products. In the diversified financial services sector, mortgage-related companies and financial guarantors fared well while companies exposed to consumer credit turned in a mixed performance.

Mutual Financial Services Fund's strong total return over the six-month period can be attributed primarily to its exposure to small- and mid-capitalization bank and thrift stocks, as well as having avoided several poorly performing financial services areas. We had only limited exposure to volatile capital markets stocks and the more speculative consumer finance stocks, which has proven favorable so far in 2002. In addition, the Fund benefited as we reduced our investments in property/casualty insurance companies. For example, the stocks of Ace Limited and Everest Re Group were eliminated from the portfolio after appreciating considerably as investors seemed to become overly excited about the prospects for an extended positive underwriting cycle.

TOP 10 EQUITY HOLDINGS
6/30/02

COMPANY
SECTOR/INDUSTRY,                       % OF TOTAL
COUNTRY                                NET ASSETS
--------------------------------------------------------------------------------

Sovereign Bancorp Inc.                  3.1%
BANKS, U.S.

Superior Financial Corp.                3.0%
BANKS, U.S.

First Community Bancorp                 2.9%
BANKS, U.S.

Saxon Capital Inc.                      2.7%
DIVERSIFIED FINANCIALS, U.S.

Fleet Boston Financial Corp.            2.2%
BANKS, U.S.

U.S. Bancorp                            2.1%
BANKS, U.S.

State National
Bancshares Inc.                         2.0%
BANKS, U.S.

Bank of America Corp.                   1.9%
BANKS, U.S.

Old Republic
International Corp.                     1.9%
INSURANCE, U.S.

W.P. Stewart & Co. Ltd.                 1.8%
DIVERSIFIED FINANCIALS, BERMUDA





The Fund held many strong individual stocks during the period. One noteworthy company is Saxon Capital, a non-conforming residential mortgage lender. We originally invested in Saxon Capital's common stock via a private placement completed during 2001. The company registered its shares in early 2002, creating a liquid market for the stock and giving others the ability to invest in Saxon. The stock appreciated significantly as the company demonstrated its ability to grow its portfolio in a disciplined manner without taking undue risk. Saxon is a good example of how special situations can provide attractive investment opportunities for our shareholders. Other stocks that performed well included First Community Bancorp, Sovereign Bancorp, Superior Financial, all small-cap banks or thrifts, and Greenpoint Financial, a mid-cap thrift that appreciated substantially following its decision to exit the manufactured housing lending business.

As might be expected in a challenging and uncertain investment environment, the Fund had a number of stocks that fell short of our expectations. Domestically, J.P. Morgan Chase and Citigroup were notable laggards. In both cases, the companies suffered from weak capital markets businesses, exposure to deteriorating Latin American markets, and increased credit costs within their large corporate loan portfolios. J.P. Morgan Chase also was impacted by losses in its private equity portfolio and by investor disillusionment with the company's handling of its involvement with Enron. Internationally, Muenchener Rueckversicherungs - Gesellschaft (Munich Re) fell in value due to investor concerns about the company's exposure to asbestos claims, as well as to the ailing equity markets through its investment portfolios. Munich Re came under additional pressure as many German financial institutions sought to unwind their cross-shareholdings of other institutions ahead of a possible change in the German tax law, which currently grants favorable tax treatment to such sales. Van der Moolen Holding, a New York Stock Exchange

(NYSE) specialist firm and options market maker based in the Netherlands, also declined after reporting disappointing financial results caused by lower NYSE trading volumes and losses in its options businesses.

Throughout the wild bull market and the current bear market, we have maintained our disciplined approach to investing. The Fund's positioning is not the result of any top-down assessment of the economy, the financial services sector, the capital markets or the yield curve. Rather, the portfolio consists of stocks we have selected as a result of a rigorous, bottom-up stock selection process that seeks out fundamentally sound securities that we believe are trading at a discount to the value of the underlying business. We attempt to use market volatility to find opportunities to purchase securities when temporary market dislocations cause them to trade at deep discounts to our assessment of their intrinsic worth, and to sell securities when we think they have become fully valued. For example, while the Fund did well as a result of its holdings in small- and mid-cap financials, we found it increasingly difficult to uncover value here and modestly scaled back our exposure. Conversely, we found ourselves drawn to larger capitalization financial companies that are trading at meaningful discounts to their small- and mid-cap cousins.

We are gratified that Mutual Financial Services Fund was able to deliver a positive return to our shareholders in the midst of one of the stock market's most difficult periods in recent memory. Given today's increasingly chaotic environment, we caution our shareholders that positive returns for financial services stocks may not be the norm over the short term. In fact, financial services stocks declined sharply in the early part of 2002's third quarter as this report was being prepared. The economic recovery is struggling for momentum and remains fragile. Although we cannot know for certain, the financial markets could remain

--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS
YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------


weak for an extended period of time. Even small financial companies, the darlings of this reporting period, may not be immune. Historically, periods of financial distress and market weakness have created attractive entry points for investments that have, in later periods, proven to be quite lucrative. As such, we will continue working diligently to find investment opportunities offering attractive potential returns with limited downside risk.

We appreciate your investment in Mutual Financial Services Fund and welcome your comments and suggestions, either through regular mail or by email at mutualseries@frk.com.

Sincerely,

Jeff Diamond, CFA
Portfolio Manager
Mutual Financial Services Fund





--------------------------------------------------------------------------------
The Fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations. It is important to remember that the Fund may invest in lower-rated "junk bonds," which entail higher credit risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the Fund invests.

It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations, and distressed/bankruptcy investments involve higher credit risks. These and other risks are discussed in the prospectus.

This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 6/30/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.





PRICE AND DISTRIBUTION INFORMATION


CLASS Z                        CHANGE         6/30/02  12/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          +$0.98         $17.62    $16.64
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                $0.0351
Short-Term Capital Gain        $0.0679
Long-Term Capital Gain         $0.3027
                               -------
     Total                     $0.4057

CLASS A                        CHANGE         6/30/02  12/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          +$0.96         $17.62    $16.66
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                $0.0311
Short-Term Capital Gain        $0.0679
Long-Term Capital Gain         $0.3027
                               -------
     Total                     $0.4017

CLASS B                        CHANGE         6/30/02  12/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          +$0.89         $17.36    $16.47
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                $0.0258
Short-Term Capital Gain        $0.0679
Long-Term Capital Gain         $0.3027
                               -------
     Total                     $0.3964

CLASS C                        CHANGE         6/30/02  12/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          +$0.91         $17.54    $16.63
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                $0.0233
Short-Term Capital Gain        $0.0679
Long-Term Capital Gain         $0.3027
                               -------
     Total                     $0.3939





--------------------------------------------------------------------------------
CLASS Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.*

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.


PERFORMANCE




                                                                 INCEPTION
CLASS Z                         6-MONTH   1-YEAR    3-YEAR       (8/19/97)
--------------------------------------------------------------------------------
Cumulative Total Return(1)        8.32%    6.66%    49.54%         123.78%
Average Annual Total Return(2)    8.32%    6.66%    14.35%          18.01%
Value of $10,000 Investment(3)  $10,832  $10,666   $14,954         $22,378


                                                                 INCEPTION
CLASS A                         6-MONTH   1-YEAR    3-YEAR       (8/19/97)
--------------------------------------------------------------------------------
Cumulative Total Return(1)        8.16%    6.34%    48.02%         120.41%
Average Annual Total Return(2)    1.92%    0.25%    11.74%          16.22%
Value of $10,000 Investment(3)  $10,192  $10,025   $13,951         $20,774


                                                                 INCEPTION
CLASS B                         6-MONTH   1-YEAR    3-YEAR        (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)        7.80%    5.60%    45.14%          63.15%
Average Annual Total Return(2)    3.80%    1.75%    12.43%          14.47%
Value of $10,000 Investment(3)  $10,380  $10,175   $14,214         $16,015


                                                                 INCEPTION
CLASS C                         6-MONTH   1-YEAR    3-YEAR       (8/19/97)
--------------------------------------------------------------------------------
Cumulative Total Return(1)        7.83%    5.68%    45.19%         113.76%
Average Annual Total Return(2)    5.75%    3.69%    12.84%          16.67%
Value of $10,000 Investment(3)  $10,575  $10,369   $14,369         $21,164


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights


                                                                        CLASS Z
                                             ----------------------------------------------------------------
                                             SIX MONTHS ENDED
                                              JUNE 30, 2002              YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------
                                               (UNAUDITED)     2001      2000       1999      1998    1997+
                                             ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the period)
Net asset value, beginning of period .......       $16.64    $16.33    $13.05     $12.85    $12.27   $10.00
                                             ----------------------------------------------------------------
Income from investment operations:
 Net investment income .....................          .16       .24       .23        .16       .24      .04
 Net realized and unrealized gains .........         1.24      1.71      3.87        .45       .64     2.35
                                             ----------------------------------------------------------------
Total from investment operations ...........         1.40      1.95      4.10        .61       .88     2.39
                                             ----------------------------------------------------------------
Less distributions from:
 Net investment income .....................         (.04)     (.23)     (.24)      (.19)     (.19)    (.03)
 Net realized gains ........................         (.37)    (1.41)     (.58)      (.22)     (.11)    (.09)
                                             ----------------------------------------------------------------
Total distributions ........................         (.41)    (1.64)     (.82)      (.41)     (.30)    (.12)
                                             ----------------------------------------------------------------
Net asset value, end of period ............        $17.63    $16.64    $16.33     $13.05    $12.85   $12.27
                                             ================================================================
Total return* .............................         8.32%    12.31%    32.29%      4.78%     7.08%   23.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........      $114,481   $96,936   $80,051    $76,916  $143,132 $136,350
Ratios to average net assets:
 Expenses(a) ..............................         1.08%**   1.10%     1.24%      1.07%     1.01%    1.00%**
 Expenses, excluding waiver and payments
 by affiliate(a) ..........................         1.08%**   1.10%     1.24%      1.20%     1.10%    1.62%**
 Net investment income ....................         1.82%**   1.43%     1.65%      1.17%     1.76%    1.37%**
Portfolio turnover rate ...................        16.95%    83.41%    53.65%     81.81%   136.76%   42.26%

(a)Excluding dividend expense on securities
   sold short, the ratios of expenses
   and expenses, excluding waiver and payments
   by affiliate to average net assets,
   would have been:
   Expenses ...............................         1.08%**   1.09%     1.23%      1.05%     1.00%     1.00%**
   Expenses, excluding waiver and payments
    by affiliate ..........................         1.08%**   1.09%     1.23%      1.18%     1.09%     1.62%**

*Total return is not annualized.
**Annualized.
+For the period August 19, 1997 (commencement of operations) to December 31,
1997.
++Based on average weighted shares outstanding effective year ended December 31, 1998.

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights (CONTINUED)


                                                                          CLASS A
                                             ----------------------------------------------------------------
                                             SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                               JUNE 30, 2002  -----------------------------------------------
                                                (UNAUDITED)    2001      2000       1999      1998    1997+
                                             ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the period)
Net asset value, beginning of period ......        $16.66    $16.35    $13.07     $12.87    $12.27  $10.00
                                             ----------------------------------------------------------------
Income from investment operations:
 Net investment income ....................           .13       .19       .18        .11       .17     .03
 Net realized and unrealized gains ........          1.24      1.71      3.87        .45       .69    2.35
                                             ----------------------------------------------------------------
Total from investment operations ..........          1.37      1.90      4.05        .56       .86    2.38
                                             ----------------------------------------------------------------
Less distributions from:
 Net investment income ....................          (.03)     (.18)     (.19)      (.14)     (.15)   (.02)
 Net realized gains .......................          (.37)    (1.41)     (.58)      (.22)     (.11)   (.09)
                                             ----------------------------------------------------------------
Total distributions .......................          (.40)    (1.59)     (.77)      (.36)     (.26)   (.11)
                                             ----------------------------------------------------------------
Net asset value, end of period ............        $17.63    $16.66    $16.35     $13.07    $12.87  $12.27
                                             ================================================================
Total return* .............................         8.16%    11.85%    31.90%      4.35%     6.90%  23.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........      $210,877  $167,903  $131,331   $107,935  $164,989 $78,249
Ratios to average net assets:
 Expenses(a) ..............................         1.43%**   1.45%     1.59%      1.42%     1.36%   1.35%**
 Expenses, excluding waiver and
 payments by affiliate(a) .................         1.43%**   1.45%     1.59%      1.55%     1.45%   1.97%**
 Net investment income ....................         1.50%**   1.08%     1.30%       .82%     1.42%   1.02%**
Portfolio turnover rate ...................        16.95%    83.41%    53.65%     81.81%   136.76%  42.26%

(a)Excluding dividend expense on securities
   sold short, the ratios of expenses
   and expenses, excluding waiver and payments
   by affiliate to average net assets,
   would have been:
   Expenses ...............................         1.43%**   1.44%     1.58%      1.40%     1.35%   1.35%**
   Expenses, excluding waiver and payments
   by affiliate ...........................         1.43%**   1.44%     1.58%      1.53%     1.44%   1.97%**




*Total return does not reflect sales commissions and is not annualized. **Annualized.
+For the period August 19, 1997 (commencement of operations) to December 31,
1997.
++Based on average weighted shares outstanding effective year ended December 31, 1999.

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights (CONTINUED)


                                                                                  CLASS B
                                                                 --------------------------------------------
                                                                 SIX MONTHS ENDED   YEAR ENDED DECEMBER 31,
                                                                  JUNE 30, 2002  ----------------------------
                                                                  (UNAUDITED)       2001      2000      1999+
                                                                 --------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................        $16.47     $16.21    $13.00    $12.87
                                                                 --------------------------------------------
Income from investment operations:
 Net investment income ........................................           .08        .07       .09       .03
 Net realized and unrealized gains ............................          1.22       1.70      3.83       .44
                                                                 --------------------------------------------
Total from investment operations ..............................          1.30       1.77      3.92       .47
                                                                 --------------------------------------------
Less distributions from:
 Net investment income ........................................          (.03)      (.10)     (.13)     (.12)
 Net realized gains ...........................................          (.37)     (1.41)     (.58)     (.22)
                                                                 --------------------------------------------
Total distributions ...........................................          (.40)     (1.51)     (.71)     (.34)
                                                                 --------------------------------------------
Net asset value, end of period ................................        $17.37     $16.47    $16.21    $13.00
                                                                 ============================================
Total return* .................................................         7.80%     11.16%    31.00%     3.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................       $19,048    $11,212    $4,429    $1,065
Ratios to average net assets:
 Expenses(a) ..................................................         2.11%**    2.10%     2.24%     2.08%
 Expenses, excluding waiver and payments by affiliate(a) ......         2.11%**    2.10%     2.24%     2.21%
 Net investment income ........................................          .85%**     .42%      .62%      .19%
Portfolio turnover rate .......................................        16.95%     83.41%    53.65%    81.81%

(a)Excluding dividend expense on securities
   sold short, the ratios of expenses
   and expenses, excluding waiver and payments
   by affiliate to average net assets,
   would have been:
   Expenses ...................................................         2.11%**    2.09%     2.23%     2.06%
   Expenses, excluding waiver and payments by affiliate .......         2.11%**    2.09%     2.23%     2.19%




*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights (CONTINUED)


                                                                        CLASS C
                                              ----------------------------------------------------------------
                                              SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                JUNE 30, 2002  -----------------------------------------------
                                                 (UNAUDITED)   2001      2000       1999      1998      1997+
                                              ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the period)
Net asset value, beginning of period .......       $16.63    $16.32    $13.05     $12.83    $12.26    $10.00
                                              ----------------------------------------------------------------
Income from investment operations:
 Net investment income .....................          .07       .07       .09        .02       .08       .01
 Net realized and unrealized gains .........         1.23      1.71      3.86        .46       .68      2.35
                                              ----------------------------------------------------------------
Total from investment operations ...........         1.30      1.78      3.95        .48       .76      2.36
                                              ----------------------------------------------------------------
Less distributions from:
 Net investment income .....................         (.02)     (.06)     (.10)      (.04)     (.08)     (.01)
 Net realized gains ........................         (.37)    (1.41)     (.58)      (.22)     (.11)     (.09)
                                              ----------------------------------------------------------------
Total distributions ........................         (.39)    (1.47)     (.68)      (.26)     (.19)     (.10)
                                              ----------------------------------------------------------------
Net asset value, end of period .............       $17.54    $16.63    $16.32     $13.05    $12.83    $12.26
                                              ================================================================
Total return* ..............................        7.83%    11.15%    31.08%      3.75%     6.13%    23.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........     $120,988  $106,248   $94,851    $88,773  $127,717   $43,207
Ratios to average net assets:
 Expenses(a) ...............................        2.07%**   2.09%     2.23%      2.06%     2.01%     2.00%**
 Expenses, excluding waiver and payments
 by affiliate(a) ...........................        2.07%**   2.09%     2.23%      2.19%     2.10%     2.62%**
 Net investment income .....................         .83%**    .43%      .67%       .18%      .77%      .37%**
Portfolio turnover rate ....................       16.95%    83.41%    53.65%     81.81%   136.76%    42.26%

(a)Excluding dividend expense on securities
   sold short, the ratios of expenses
   and expenses, excluding waiver and payments
   by affiliate to average net assets,
   would have been:
   Expenses ................................        2.07%**   2.08%     2.22%      2.04%     2.00%     2.00%**
   Expenses, excluding waiver and payments
   by affiliate ............................        2.07%**   2.08%     2.22%      2.17%     2.09%     2.62%**




*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period August 19, 1997 (commencement of operations) to December 31,
1997.
++Based on average weighted shares outstanding effective year ended December 31, 1999.

                       See notes to financial statements.

MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED)


                                                                      COUNTRY       SHARES      VALUE
---------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS 80.2%
     BANKS 43.6%
     Anglo Irish Bank Corp. PLC ..............................    Irish Republic    235,000 $  1,513,391
     Astoria Financial Corp. .................................     United States    150,200    4,813,910
    *Banca Nazionale del Lavoro SpA ..........................         Italy      2,031,100    3,540,424
     Bank of America Corp. ...................................     United States    123,800    8,710,568
     Bank of Ireland .........................................    Irish Republic    519,740    6,457,226
     Bolig-og Naeringsbanken .................................        Norway         95,000    2,645,816
     City National Corp. .....................................     United States    110,153    5,920,724
     Comerica Inc. ...........................................     United States     51,900    3,186,660
     Commercial Federal Corp. ................................     United States    230,100    6,672,900
    *Credit Suisse Group .....................................      Switzerland     177,300    5,629,044
     Danske Bank .............................................        Denmark       424,100    7,808,911
     DNB Holding ASA .........................................        Norway      1,397,200    7,615,031
     First Active PLC ........................................    Irish Republic    191,498      907,788
    +First Community Bancorp .................................     United States    581,360   13,493,366
     Fleet Boston Financial Corp. ............................     United States    313,500   10,141,725
     Gjensidige Norway Sparebank, 144A .......................        Norway        170,400    6,312,541
     Golden West Financial Corp. .............................     United States     30,000    2,063,400
     Greenpoint Financial Corp. ..............................     United States    128,686    6,318,483
     Hibernia Corp., A .......................................     United States     86,900    1,719,751
     Kookmin Bank ............................................      South Korea      77,343    3,754,639
     M & T Bank Corp. ........................................     United States     51,700    4,433,792
 *(R)Nippon Investment LLC ...................................         Japan        797,000      856,855
     North Fork Bancorp. Inc. ................................     United States     68,600    2,730,966
     Pacific Crest Cap Inc. ..................................     United States    100,000    2,837,500
     PNC Financial Services Group ............................     United States     65,100    3,403,428
     Prosperity Bancshares Inc. ..............................     United States    297,000    5,411,043
     Royal Bank of Scotland Group PLC ........................    United Kingdom    100,857    2,859,403
     Southtrust Corp. ........................................     United States    108,900    2,844,468
     Sovereign Bancorp Inc. ..................................     United States    953,100   14,248,845
     Sparebanken Rogaland ....................................        Norway         94,500    3,337,087
*(R)+State National Bancshares Inc. ..........................     United States    507,936    9,269,832
    *Sterling Financial Corp. ................................     United States    100,454    1,998,030
 +(R)Superior Financial Corp. ................................     United States    735,700   14,088,655
     TCF Financial Corp. .....................................     United States     70,700    3,471,370
     Texas Regional Bancshares Inc., A .......................     United States     46,035    1,522,377
     U.S. Bancorp ............................................     United States    419,373    9,792,360
     Wachovia Corp. ..........................................     United States    147,000    5,612,460
    +Warren Bancorp Inc. .....................................     United States    415,300    4,950,376
                                                                                             ------------
                                                                                             202,895,145
                                                                                             ------------

     DIVERSIFIED FINANCIALS 16.9%
 *(R)A.B. Watley Group Inc. ..................................     United States    128,365       19,255
     Citigroup Inc. ..........................................     United States    166,400    6,448,000
     Freddie Mac .............................................     United States    113,100    6,921,720
     GATX Corp. ..............................................     United States     82,500    2,483,250
     Irish Life & Permanent PLC ..............................    Irish Republic    447,500    6,520,897
     JP Morgan Chase & Co. ...................................     United States    208,150    7,060,448

MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)

                                                                      COUNTRY       SHARES      VALUE
---------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
     DIVERSIFIED FINANCIALS (CONT.)
     MCG Capital Corp. .......................................     United States    283,700 $  4,740,627
    *Oxford Financial ........................................     United States    500,000    5,000,000
    *Principal Financial Group. ..............................     United States    181,100    5,614,100
    *Saxon Capital Inc. ......................................     United States    760,000   12,365,200
     SLM Corp. ...............................................     United States     25,000    2,422,500
    *Union Acceptance Corp., A ...............................     United States  1,207,400    5,022,784
     W.P. Stewart & Co. Ltd. .................................        Bermuda       328,605    8,386,000
     Waypoint Financial Corp. ................................     United States    290,500    5,679,275
                                                                                             ------------
                                                                                              78,684,056
                                                                                             ------------

     INSURANCE 17.1%
    *Berkshire Hathaway Inc., A ..............................     United States        113    7,548,400
    *Berkshire Hathaway Inc., B ..............................     United States        124      277,016
     Hartford Financial Services Group Inc. ..................     United States     85,400    5,078,738
     Industrial Alliance Life Insurance Co. ..................        Canada         63,180    1,723,544
     IPC Holdings Ltd. .......................................        Bermuda       162,800    4,971,912
     MBIA Inc. ...............................................     United States     97,950    5,537,113
    *Meadowbrook Insurance Group Inc. ........................     United States    500,000    1,645,000
 *(R)Montpelier Re Holdings Ltd. .............................        Bermuda         3,740      368,764
     Muenchener Rueckversicherungs-Gesellschaft ..............        Germany        22,000    5,203,642
     Old Republic International Corp. ........................     United States    275,800    8,687,700
 *(R)Olympus Re Holdings Ltd. ................................        Bermuda         7,480      798,041
     Partnerre Ltd. ..........................................        Bermuda       133,600    6,539,720
    *Prudential Financial Inc. ...............................     United States     88,000    2,935,680
     Radian Group Inc. .......................................     United States    103,282    5,045,326
     Riunione Adriatica di Sicurta SpA .......................         Italy        529,500    7,106,646
     Scottish Annuity Life Holdings Ltd. .....................    Cayman Islands     87,000    1,659,960
    *Travelers Property Casualty .............................     United States    114,570    2,027,889
     United Fire & Casualty Co. ..............................     United States    121,200    4,578,936
     White Mountains Insurance Group Inc. ....................     United States      7,800    2,468,700
  (R)White Mountains Insurance Group Inc. (Restricted) .......     United States     17,500    5,261,813
                                                                                             ------------
                                                                                              79,464,540
                                                                                             ------------

     REAL ESTATE 2.6%
     America First Mortgage Investment Inc. ..................     United States    200,000    1,970,000
     FBR Asset Investment Corp. ..............................     United States    195,800    6,529,930
     iStar Financial Inc. ....................................     United States    128,300    3,656,550
                                                                                             ------------
                                                                                              12,156,480
                                                                                             ------------

     TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS (COST $290,724,174)                      373,200,221
                                                                                             ------------

     PREFERRED STOCKS (COST $347,500) .1%
     United Fire & Casualty Co., cvt. pfd. ...................     United States     13,900      386,142
                                                                                             ------------

MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)

                                                                              PRINCIPAL
                                                               COUNTRY          AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------
     CORPORATE BONDS & NOTES 1.6%
     GATX Corp., cvt., 7.50%, 2/01/07 ....................   United States  $   500,000     $    579,375
     Providian Capital I, 9.525%, 2/01/27 ................   United States    1,000,000          600,000
     Providian Financial Corp, senior note, cvt.,
        zero cpn., 2/15/21 ...............................   United States   16,601,000        5,042,554
     Xerox Credit Corp.:
        0.80%, 12/16/02 ..................................   United States  100,000,000 JPY      784,249
        1.50%, 6/06/05 ...................................   United States  100,000,000 JPY      588,186
                                                                                            -------------
     TOTAL CORPORATE BONDS & NOTES (COST $5,467,938) .....                                     7,594,364
                                                                                            -------------

    *BONDS & NOTES IN REORGANIZATION .8%
     Comdisco Inc.:
        6.13%, 8/01/01 ...................................   United States      809,000          667,425
        7.23%, 8/16/01 ...................................   United States      180,000          150,300
        6.65%, 11/13/01 ..................................   United States      150,000          126,000
        6.375%, 11/30/01 .................................   United States      450,000          364,500
        6.00%, 1/30/02 ...................................   United States      909,000          759,015
        5.95%, 4/30/02 ...................................   United States    1,302,000        1,074,150
        6.125%, 1/15/03 ..................................   United States      170,000          141,100
        9.50%, 8/15/03 ...................................   United States      225,000          189,000
        Revolver .........................................   United States      455,000          377,650
                                                                                            -------------
     TOTAL BONDS & NOTES IN REORGANIZATION (COST $3,707,444)                                   3,849,140
                                                                                            -------------

     GOVERNMENT AGENCIES 17.1%
     Federal Home Loan Bank, 1.670% to 3.777%, with
        maturities to 5/15/03 ............................   United States   36,084,000       35,892,794
     Federal Home Loan Mortgage Corp., 1.870% to 3.518%,
        with maturities to 3/27/03 .......................   United States    4,500,000       14,424,434
     Federal National Mortgage Association, 1.70% to 3.70%,
        with maturities to 5/02/03 .......................   United States   29,303,000       29,138,627
                                                                                            -------------
     TOTAL GOVERNMENT AGENCIES (COST $79,329,051) ........                                    79,455,855
                                                                                            -------------


                                                                              SHARES
                                                                           ------------
    aSHORT TERM INVESTMENTS (COST $9,225,430) 2.0%
     Franklin Institutional Fiduciary Trust Money
        Market Portfolio .................................   United States    9,225,430        9,225,430
                                                                                            -------------
     TOTAL INVESTMENTS (COST $388,801,537) 101.8% ........                                   473,711,152
     NET EQUITY IN FORWARD CONTRACTS (1.4)% ..............                                    (6,614,287)
     OTHER ASSETS, LESS LIABILITIES (.4)% ................                                    (1,702,327)
                                                                                            -------------
     TOTAL NET ASSETS 100.0% .............................                                  $465,394,538
                                                                                            =============


     CURRENCY ABBREVIATIONS:
     JPY -- Japanese Yen


*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.
aThe Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.
(R)See note 7 regarding restricted securities.
+See note 8 regarding holdings of 5% voting securities.




                       See notes to financial statements.

MUTUAL FINANCIAL SERVICES FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)


Assets:
 Investments in securities, at value:
  Unaffiliated issuers (cost $361,263,643) ....................................  $431,908,923
  Non controlled affiliates (cost $27,537,894) ................................    41,802,229  $473,711,152
                                                                                 -------------
 Cash .........................................................................                      17,122
 Foreign currency, at value (cost $630,445) ...................................                     630,185
 Receivables:
  Investment securities sold ..................................................                   3,514,529
  Capital shares sold .........................................................                   1,661,628
  Dividends and interest ......................................................                   1,019,687
 Unrealized gain on forward exchange contracts (Note 6) .......................                     305,987
 Deposits with broker for securities sold short ...............................                     380,682
                                                                                               -------------
      Total assets ............................................................                 481,240,972
                                                                                               -------------
Liabilities:
 Payables:
  Investment securities purchased .............................................                   5,726,789
  Capital shares redeemed .....................................................                   2,322,608
  To affiliates ...............................................................                     770,282
 Unrealized loss on forward exchange contracts (Note 6) .......................                   6,920,274
 Accrued expenses .............................................................                     106,481
                                                                                               -------------
      Total liabilities .......................................................                  15,846,434
                                                                                               -------------
Net assets, at value ..........................................................                $465,394,538
                                                                                               =============
Net assets consist of:
 Undistributed net investment income ..........................................                $  2,483,718
 Net unrealized appreciation ..................................................                  78,302,351
 Accumulated net realized gain ................................................                   5,846,582
 Capital shares ...............................................................                 378,761,887
                                                                                               -------------
Net assets, at value ..........................................................                $465,394,538
                                                                                               =============

MUTUAL FINANCIAL SERVICES FUND
Financial Statements (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
JUNE 30, 2002 (UNAUDITED)


CLASS Z:
Net asset value and maximum offering price per share
 ($114,480,923 / 6,494,689 shares outstanding) .............................................        $17.63
                                                                                              =============
CLASS A:
Net asset value per share ($210,877,268 / 11,962,684 shares outstanding) ...................        $17.63
                                                                                              =============
Maximum offering price per share ($17.63 / 94.25%) .........................................        $18.71
                                                                                              =============
CLASS B:
Net asset value and maximum offering price per share ($19,048,247 / 1,096,900
 shares outstanding)* ......................................................................        $17.37
                                                                                              =============
CLASS C:
Net asset value per share ($120,988,100 / 6,897,099 shares outstanding)* ...................        $17.54
                                                                                              =============
Maximum offering price per share ($17.54 / 99.00%) .........................................        $17.72
                                                                                              =============



* Redemption price per share is equal to net asset value less any applicable sales charge.



                       See notes to financial statements.

MUTUAL FINANCIAL SERVICES FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $275,562)
 Dividends ....................................................................   $ 4,822,511
 Interest .....................................................................     1,488,974
                                                                                  ------------
      Total investment income .................................................                 $ 6,311,485
Expenses:
 Management fees (Note 3) .....................................................     1,720,490
 Administrative fees (Note 3) .................................................       168,563
 Distribution fees (Note 3)
  Class A .....................................................................       337,135
  Class B .....................................................................        77,937
  Class C .....................................................................       566,161
 Transfer agent fees (Note 3) .................................................       329,600
 Custodian fees ...............................................................        26,100
 Reports to shareholders ......................................................        46,600
 Registration and filing fees .................................................        33,400
 Professional fees ............................................................         4,100
 Directors' fees and expenses .................................................         7,900
                                                                                  ------------
      Total expenses ..........................................................                   3,317,986
                                                                                                ------------
           Net investment income ..............................................                   2,993,499
                                                                                                ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .................................................................     8,069,951
  Foreign currency transactions ...............................................    (1,770,154)
                                                                                  ------------
       Net realized gain ......................................................                   6,299,797
 Net unrealized appreciation (depreciation) on:
  Investments .................................................................    28,585,831
  Translation of assets and liabilities denominated in foreign currencies .....    (7,020,882)
                                                                                  ------------
       Net unrealized appreciation ............................................                  21,564,949
                                                                                                ------------
Net realized and unrealized gain ..............................................                  27,864,746
                                                                                                ------------
Net increase in net assets resulting from operations ..........................                 $30,858,245
                                                                                                ============



                       See notes to financial statements.

MUTUAL FINANCIAL SERVICES FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 2001

                                                                           SIX MONTHS ENDED    YEAR ENDED
                                                                             JUNE 30, 2002  DECEMBER 31, 2001
                                                                           ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................................   $  2,993,499   $  3,479,123
  Net realized gain from investments and foreign currency transactions ....      6,299,797     37,432,389
  Net unrealized appreciation (depreciation) on investments
  and translation of assets and liabilities denominated in foreign
  currencies ........................... ..................................     21,564,949     (4,283,056)
                                                                              ----------------------------
     Net increase in net assets resulting from operations .................     30,858,245     36,628,456
 Distributions to shareholders from:
  Net investment income:
   Class Z ................................................................       (223,200)    (1,257,334)
   Class A ................................................................       (370,388)    (1,632,259)
   Class B ................................................................        (27,202)       (58,659)
   Class C ................................................................       (158,310)      (368,158)
  Net realized gains:
   Class Z ................................................................     (2,358,949)    (7,581,275)
   Class A ................................................................     (4,415,958)   (13,130,912)
   Class B ................................................................       (390,750)      (817,232)
   Class C ................................................................     (2,518,010)    (8,358,288)
                                                                              ----------------------------
 Total distributions to shareholders ......................................    (10,462,767)   (33,204,117)
 Capital share transactions (Note 2):
  Class Z .................................................................     11,578,414     15,671,270
  Class A .................................................................     34,373,256     35,704,034
  Class B .................................................................      7,359,121      6,978,893
  Class C .................................................................      9,388,852      9,859,074
                                                                              ----------------------------
 Total capital share transactions .........................................     62,699,643     68,213,271
     Net increase in net assets ...........................................     83,095,121     71,637,610
Net assets:
 Beginning of period ......................................................    382,299,417    310,661,807
                                                                              ----------------------------
 End of period ............................................................   $465,394,538   $382,299,417
                                                                              ============================
Undistributed net investment income included in net assets:
 End of period ............................................................   $  2,483,718   $    269,319
                                                                              ============================


                       See notes to financial statements.

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Financial Services Fund (the Fund) is a separate, nondiversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing approximately 65% of its assets in securities issued by companies in the financial services industry. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited) (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include price movements in the underlying securities, the possibility there may be an illiquid options market, or the inability of the counterparties to fulfill their obligations under the contract.

E. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

F. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount is amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited) (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

H. SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date price.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2002, there were 500 million shares authorized ($0.001 par value) of which 200 million, 100 million, 100 million, and 100 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                                          SIX MONTHS ENDED               YEAR ENDED
                                                            JUNE 30, 2002             DECEMBER 31, 2001
                                                     -----------------------------------------------------
                                                         SHARES      AMOUNT          SHARES      AMOUNT
                                                     -----------------------------------------------------
CLASS Z SHARES:
Shares sold .......................................   1,195,169 $ 21,179,133       1,838,784 $ 31,950,882
Shares issued on reinvestment of distributions ....     136,520    2,414,849         502,124    8,258,466
Shares redeemed ...................................    (663,199) (12,015,568)     (1,418,028) (24,538,078)
                                                     -----------------------------------------------------
Net increase ......................................     668,490 $ 11,578,414         922,880 $ 15,671,270
                                                     =====================================================

                                                          SIX MONTHS ENDED               YEAR ENDED
                                                            JUNE 30, 2002             DECEMBER 31, 2001
                                                     -----------------------------------------------------
                                                         SHARES      AMOUNT          SHARES      AMOUNT
                                                     -----------------------------------------------------
CLASS A SHARES:
Shares sold .......................................   3,760,777 $ 67,517,758       5,648,313 $ 98,236,083
Shares issued on reinvestment of distributions ....     254,459    4,504,119         837,890   13,797,855
Shares redeemed ...................................  (2,129,522) (37,648,621)     (4,442,960) (76,329,904)
                                                     -----------------------------------------------------
Net increase ......................................   1,885,714 $ 34,373,256       2,043,243 $ 35,704,034
                                                     =====================================================

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited) (CONTINUED)



2. CAPITAL STOCK (CONT.)

                                                          SIX MONTHS ENDED               YEAR ENDED
                                                            JUNE 30, 2002             DECEMBER 31, 2001
                                                     -----------------------------------------------------
                                                         SHARES      AMOUNT           SHARES       AMOUNT
                                                     -----------------------------------------------------
CLASS B SHARES:
Shares sold .......................................     480,030 $  8,479,346         511,988 $  8,769,828
Shares issued on reinvestment of distributions ....      21,488      374,765          47,378      768,431
Shares redeemed ...................................     (85,373)  (1,494,990)       (151,726)  (2,559,366)
                                                     -----------------------------------------------------
Net increase ......................................     416,145 $  7,359,121         407,640 $  6,978,893
                                                     =====================================================

                                                          SIX MONTHS ENDED               YEAR ENDED
                                                            JUNE 30, 2002             DECEMBER 31, 2001
                                                     -----------------------------------------------------
                                                         SHARES      AMOUNT          SHARES      AMOUNT
                                                     -----------------------------------------------------
CLASS C SHARES:
Shares sold .......................................   1,170,603 $ 21,028,104       1,378,134 $ 23,786,838
Shares issued on reinvestment of distributions ....     138,786    2,443,941         483,337    7,951,015
Shares redeemed ...................................    (801,471) (14,083,193)     (1,284,764) (21,878,779)
                                                     -----------------------------------------------------
Net increase ......................................     507,918 $  9,388,852         576,707 $  9,859,074
                                                     =====================================================


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers and/or directors of Franklin Mutual Advisers, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors), are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of .80% per year of the average daily net assets of the Fund. Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregated average daily net assets as follows:

        ANNUALIZED
        FEE RATE           AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
        0.150%             First $200 million
        0.135%             Over $200 million, up to and including $700 million
        0.100%             Over $700 million, up to and including $1.2 billion
        0.075%             Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to .35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B and Class C shares, respectively. Distributors received net commissions from sales of those shares and received contingent deferred sales charges for the period of $88,534 and $15,551, respectively.

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited) (CONTINUED)



4. INCOME TAXES

At June 30, 2002, the cost of investments and net unrealized appreciation for income tax purposes were as follows:

                 Cost of investments .......................  $390,364,043
                                                              -------------
                 Unrealized appreciation ...................    89,642,291
                 Unrealized depreciation ...................    (6,295,182)
                                                              -------------
                 Net unrealized appreciation ...............  $ 83,347,109
                                                              =============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and losses realized subsequent to October 31 on the sale of foreign currencies.

At December 31, 2001, the Fund had deferred currency losses occurring subsequent to October 31, 2001 of $84,331. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $78,251,632 and $60,590,853, respectively.

Transactions in options written during the period ended June 30, 2002 were as follows:

                                                        NUMBER
                                                     OF CONTRACTS       PREMIUM
                                                     ---------------------------
   Options outstanding at December 31, 2001                 --           $   --
   Options written                                       2,900           16,622
   Options expired                                        (900)          (5,449)
   Options exercised                                    (2,000)         (11,173)
                                                     ---------------------------
   Options outstanding at June 30, 2002                     --           $   --
                                                     ===========================

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited) (CONTINUED)



6. FORWARD EXCHANGE CONTRACTS

At June 30, 2002, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

                                                                          IN      SETTLEMENT   UNREALIZED
CONTRACTS TO BUY:                                                    EXCHANGE FOR    DATE      GAIN (LOSS)
-----------------                                                    -------------------------------------
    7,100,000  Danish Krone .................................   U.S. $   876,417   7/16/02 U.S. $  66,684
      407,940  Canadian Dollars .............................            256,736   8/19/02         11,144
   11,512,760  Norwegian Krone ..............................          1,456,177  10/15/02         53,886
    4,736,737  European Unit ................................          4,474,353  11/21/02        174,273
                                                                     -----------              ------------
                                                                U.S. $ 7,063,683                  305,987
                                                                     ===========              ------------
              Unrealized gain on forward exchange contracts .                                     305,987
                                                                                              ------------

CONTRACTS TO BUY:
-----------------
    1,206,642  European Unit ................................   U.S. $ 1,187,421  11/21/02         (3,074)
                                                                     ===========              ------------

CONTRACTS TO SELL:
------------------
      350,000  European Unit ................................   U.S. $   313,238   7/08/02        (32,278)
    2,683,517  British Pounds ...............................          3,899,150   7/08/02       (188,877)
   62,906,004  Danish Krone .................................          7,504,800   7/16/02       (850,516)
    2,650,866  Canadian Dollars .............................          1,664,698   8/19/02        (76,028)
4,505,200,000  Korean Won ...................................          3,548,273   8/20/02       (180,163)
   18,799,093  European Unit ................................         17,279,885   8/21/02     (1,243,068)
    1,121,224  European Unit ................................            982,880   8/27/02       (121,579)
      153,025  Canadian Dollars .............................             99,991   8/30/02           (463)
    6,845,599  Swiss Franc ..................................          4,383,821   9/13/02       (222,331)
  258,979,136  Japanese Yen .................................          2,098,526   9/24/02        (72,353)
      150,000  European Unit ................................            132,897  10/15/02        (14,544)
  152,461,031  Norwegian Krone ..............................         17,250,626  10/15/02     (2,746,810)
   16,875,000  European Unit ................................         15,426,825  11/21/02     (1,134,272)
    1,022,542  Swiss Franc ..................................            657,959  12/13/02        (31,132)
                                                                     -----------              ------------
                                                                U.S. $75,243,569               (6,914,414)
                                                                     ===========              ------------
         Net unrealized loss on offsetting forward exchange contracts                              (2,786)
                                                                                              ------------
              Unrealized loss on forward exchange contracts .                                  (6,920,274)
                                                                                              ------------
                   Net unrealized loss on forward exchange contracts                     U.S. $(6,614,287)
                                                                                              ============

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (unaudited) (CONTINUED)



7. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at June 30, 2002 are as follows:

NUMBER OF SHARES                     ISSUER                           DATE         COST          VALUE
----------------------------------------------------------------------------------------------------------
 128,365      A.B. Watley Group Inc. .............................   4/02/01   $  407,560     $    19,255
   3,740      Montpelier Re Holdings Ltd. ........................  12/11/01      374,000         368,764
 797,000      Nippon Investment LLC ..............................   2/14/01      797,000         856,855
   7,480      Olympus Re Holdings Ltd. ...........................  12/19/01      748,000         798,041
 507,936      State National Bancshares Inc. .....................   6/08/98    7,333,326       9,269,832
 735,700      Superior Financial Corp. ...........................   3/27/98    7,255,000      14,088,655
  17,500      White Mountains Insurance Group Inc. (Restricted) ..   6/01/01    3,500,000       5,261,813
                                                                                              ------------
TOTAL RESTRICTED SECURITIES (6.59% OF NET ASSETS) ................                            $30,663,215
                                                                                              ============

8. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at June 30, 2002 were as shown below.

                           NUMBER OF                          NUMBER OF                                      REALIZED
                          SHARES HELD    GROSS      GROSS    SHARES HELD        VALUE     INVESTMENT INCOME   CAPITAL
NAME OF ISSUER           DEC. 31, 2001 ADDITIONS REDUCTIONS JUNE 30, 2002   JUNE 30, 2002   1/1/02-6/30/02  GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------
NON CONTROLLED AFFILIATES
First Community Bancorp ...    485,965    95,395         --       581,360     $13,493,366          $139,526          --
State National Bancshares
 Inc. .....................    507,936        --         --       507,936       9,269,832                --          --
Superior Financial Corp. ..    735,700        --         --       735,700      14,088,655           147,140          --
Warren Bancorp Inc. .......    415,300        --         --       415,300       4,950,376            97,596          --
                                                                             -------------------------------------------
TOTAL NON CONTROLLED AFFILIATES                                               $41,802,229          $384,262          --
                                                                             ===========================================


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




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

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN[REGISTRATION MARK] (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund(1)
Franklin Capital Growth Fund(2)
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Small Cap Growth Fund II(3)
Franklin Technology Fund

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund(4)
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund(5)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(7)
Franklin Short-Intermediate
 U.S. Government Securities Fund(6)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(6)
Franklin Federal Money Fund(6,8)
Franklin Money Fund(6,8)

TAX-FREE INCOME(9)
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(10)
Tax-Exempt Money Fund(6,8)

STATE-SPECIFIC
TAX-FREE INCOME(9)
Alabama
Arizona
California(11)
Colorado
Connecticut
Florida(11)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(12)



1. Effective 9/1/02, the fund's name will change to Franklin Flex Cap Growth Fund and its investment criteria will be modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
2. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
3. The fund is closed to all new investors. Existing shareholders can continue adding to their account through exchanges and purchases.
4. Effective 5/1/02, the fund is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.
5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.
6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
8. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
10. Portfolio of insured municipal securities.
11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.


                                                                           08/02

[LOGO OMITTED]
FRANKLIN[REGISTRATION MARK] TEMPLETON[REGISTRATION MARK]
INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
--------------------------------------------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY AT FRANKLINTEMPLETON.COM. SEE
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SEMIANNUAL REPORT
MUTUAL FINANCIAL SERVICES FUND

CHAIRMAN OF THE BOARD
Peter A. Langerman

PRESIDENT
David J. Winters

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN[REGISTRATION MARK]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual Financial Services Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


479 S2002 08/02                [LOGO OMITTED] Printed on recycled paper